Exhibit 99.2

CBRE Group, Inc. Third Quarter 2012 Earnings Conference Call October 30, 2012

Forward Looking Statements This presentation contains statements that are forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our future growth momentum, operations, financial performance and business outlook. These statements should be considered as estimates only and actual results may ultimately differ from these estimates. Except to the extent required by applicable securities laws, we undertake no obligation to update or publicly revise any of the forward-looking statements that you may hear today. Please refer to our third quarter earnings report, filed on Form 8-K, our current annual report on Form 10-K and our current quarterly report on Form 10-Q, in particular any discussion of risk factors or forward-looking statements, which are filed with the SEC and available at the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any estimates that you may hear today. We may make certain statements during the course of this presentation, which include references to “non-GAAP financial measures,” as defined by SEC regulations. As required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix.

Conference Call Participants Brett White Chief Executive Officer Bob Sulentic President Gil Borok Chief Financial Officer Nick Kormeluk Investor Relations

Business Overview Highlights: Total Company revenue increased 1% (5% in local currency) to $1.6 billion in Q3 2012 versus Q3 2011 The Americas achieved 4% overall revenue growth in Q3 2012 versus Q3 2011 Outsourcing revenue grew 7% (11% in local currency) in Q3 2012 versus Q3 2011 and set new quarterly Company records with: 67 total contract wins 25 new contract wins 16 contract expansions Investment Management saw significant revenue and normalized EBITDA growth from higher asset management fees attributable to the ING REIM acquisitions Commercial mortgage brokerage revenue grew 11% in Q3 2012 versus Q3 2011 Leasing and investment sales revenue declined globally in Q3 2012 versus Q3 2011, reflecting a more cautious economic environment Total Company normalized EBITDA of $195 million in Q3 2012 was essentially the same as Q3 2011 Total Company normalized EBITDA margin decreased slightly, by 20 basis points, versus Q3 2011, to 12.5%

UNITED STATES IndCor Properties CBRE was selected by IndCor Properties, Inc., a portfolio company of the Blackstone Group, to manage 8.7M SF. The portfolio consists of industrial properties in seven markets in the southwest and southeast. EUROPE Valad CBRE was selected to exclusively market three industrial portfolios spread across Europe on behalf of Valad, a real estate investment manager. The portfolios include 40 assets and more than 5M SF of industrial space in France, Germany and Denmark, with a total estimated value of more than $250M. NEW JERSEY Duke Realty Duke Realty selected CBRE to be the exclusive leasing agent for Legacy Commerce Center, a 1M SF Class A development site situated on 60 acres next to the Port of Elizabeth. This is one of the largest development sites in proximity to New Jersey’s ports. CHINA Shanghai Tower Construction & Development Co., Ltd CBRE was selected to provide property management consultancy services for the iconic Shanghai Tower. This 6.2M SF mixed use tower is expected to be completed in 2015. BOSTON Commonwealth Ventures CBRE represented Commonwealth Ventures in what will likely be 2012's largest leasing transaction in Boston, a 497,000 SF build-to-suit transaction with State Street at One Channel Center. GERMANY RHM RHM, a nursing and hospital operator, selected CBRE to market a portfolio of 10 clinics and nursing homes across Germany on a sale-leaseback basis. The 1.2M SF portfolio is believed to be one of the largest healthcare portfolios ever marketed in Germany. SEATTLE Vulcan Inc. CBRE was hired to market and sold the 1.8M SF Amazon campus in the Lake Union neighborhood of Seattle on behalf of Vulcan Inc. The transaction is expected to close in Q4 2012. UNITED KINGDOM Digital Realty CBRE advised Digital Realty on its $1.1B acquisition of a data center portfolio from Sentrum. The portfolio comprises approximately 761,000 SF in three centers located in England. Q3 CBRE Wins

Q3 2012 Performance Overview Q3 2012 Q3 2011 Revenue $1,557.1 million $1,534.5 million Net Income1 GAAP $39.7 million Adjusted $83.6 million GAAP $63.8 million Adjusted $77.7 million EPS1,2 GAAP $0.12 Adjusted $0.26 GAAP $0.20 Adjusted $0.24 EBITDA $163.6 million $179.0 million Normalized EBITDA3 $195.3 million $194.8 million Normalized EBITDA Margin3 12.5% 12.7% Adjusted net income and adjusted EPS exclude amortization expense related to customer relationships resulting from the ING REIM and Trammell Crow Company (TCC) acquisitions, integration and other costs related to acquisitions, cost containment expenses and the write-down of impaired assets, including a non-amortizable intangible asset. All EPS information is based upon diluted shares. Normalized EBITDA excludes integration and other costs related to acquisitions, cost containment expenses, and the write-down of impaired assets.

Revenue Breakdown 3rd Quarter 2012 Includes revenue from discontinued operations of $2.4 million for the nine months ended September 30, 2011. Contains recurring revenue aggregating approximately 62% of total revenue. 36% 29% 15% 7% 6% 5% 1% 1% ($ in millions) 2012 2011 USD Local Currency 2012 2011 1 USD Local Currency Property & Facilities Management 2 558.6 521.8 7 11 1,632.7 1,498.7 9 12 Leasing 2 452.6 493.3 -8 -6 1,290.0 1,318.1 -2 - Sales 236.0 254.5 -7 -4 673.7 640.4 5 8 Investment Management 2 105.0 68.4 54 62 335.8 155.2 116 125 Appraisal & Valuation 91.4 91.5 - 4 266.3 256.6 4 7 Commercial Mortgage Brokerage 2 74.4 66.9 11 11 199.5 156.0 28 28 Development Services 15.9 16.4 -3 -3 44.4 47.9 -7 -7 Other 23.2 21.7 7 9 65.9 71.3 -8 -6 Total 1,557.1 1,534.5 1 5 4,508.3 4,144.2 9 11 % Change Three months ended September 30, % Change Nine months ended September 30,

Outsourcing CAGR 13% 1. Represents combined data for CBRE and TCC; does not include joint ventures and affiliates. Q3 2012 Wins 25 new 26 renewals 16 expansions Highlights: 67 contracts signed in Q3 2012, the highest Company total ever 25 new contracts and 16 expansions in Q3 2012 set new quarterly Company records Significant opportunity in established markets and with existing clients The potential available market is large, providing a source of new business for the foreseeable future Great opportunity in newer sectors: Mid-caps Healthcare Government International 1.2 1.3 1.4 1.6 1.9 2.2 2.6 2.9 3.0 2004 2005 2006 2007 2008 2009 2010 2011 Q3 2012 Global Square Footage Managed 1 (SF in billions)

US Market Statistics Source: CBRE Econometric Advisors (EA) Outlooks Q4 2012 preliminary US Vacancy US Absorption Trends (in millions of square feet) 3Q11 2Q12 3Q12 4Q12 F 4Q13F 2010 2011 2012F 2013F 3Q11 3Q12 Office 16.2% 15.7% 15.5% 15.5% 14.7% 20.2 26.4 25.6 39.6 3.1 8.2 Industrial 13.7% 13.2% 13.1% 12.9% 11.9% 21.0 121.4 112.2 172.6 39.9 20.5 Retail 13.1% 13.0% 12.9% 12.6% 11.5% -1.4 4.8 24.2 38.4 4.5 4.2 Cap Rates and Volumes Stable Cap Rate Growth 1 3Q11 2Q12 3Q12 4Q12 F Office Volume ($B) 16.7 15.3 17.6 Cap Rate 7.3% 7.2% 7.1% -10 to +10 bps Industrial Volume ($B) 7.4 8.9 7.9 Cap Rate 7.9% 7.7% 7.5% -10 to +10 bps Retail Volume ($B) 8.9 12.1 9.0 Cap Rate 7.5% 7.2% 7.3% -10 to +10 bps Source: CBRE EA Estimates from RCA data Oct 2012 1. CBRE EA est.

Sales, Leasing and Outsourcing Revenue - Americas 14% 2% (5%) (2%) ($ in millions) Outsourcing Sales Leasing 12% 13% Total Q3 2012 revenue was up 4% 2011 2012

Sales, Leasing and Outsourcing Revenue - EMEA (8%) or (1%) in local currency (17%) or (11%) in local currency (17%) or (10%) in local currency ($ in millions) Outsourcing Sales Leasing (3%) or 5% in local currency Total Q3 2012 revenue was down 17% or 9% in local currency (24%) or (18%) in local currency (12%) or (2%) in local currency 2011 2012

Sales, Leasing and Outsourcing Revenue – Asia Pacific (11%) or (9%) in local currency (1%) or 1% in local currency ($ in millions) Outsourcing Sales Leasing 6% or 13% in local currency Total Q3 2012 revenue was down 4% but up 2% in local currency (6%) or (2%) in local currency (12%) or (9%) in local currency 4% or 14% in local currency 2011 2012

Development Services Highlights: $82.1 million of co-investments at the end of Q3 2012 $15.7 million in recourse debt to CBRE and repayment guarantees at the end of Q3 2012 In Process figures include Long-Term Operating Assets (LTOA) of $1.6 billion for 3Q 12, $1.5 billion for 4Q 11, $1.6 billion for 4Q 10, $1.4 billion for 4Q 09 and $0.4 billion for both 4Q 08 and 4Q 07. LTOA are projects that have achieved a stabilized level of occupancy or have been held 18-24 months following shell completion or acquisition. 1 2.2 3.8 5.0 4.9 3.6 2.8 2.6 3.6 5.4 6.5 5.6 4.7 4.9 4.9 4.6 2.3 1.4 2.0 2.3 1.4 1.5 2.5 2.7 3.0 2.7 2.5 0.9 1.2 1.2 1.9 4Q98 4Q99 4Q00 4Q01 4Q02 4Q03 4Q04 4Q05 4Q06 4Q07 4Q08 4Q09 4Q10 4Q11 3Q12 Projects In Process/Pipeline ($ in billions) In Process Pipeline ($ in millions) 9/30/2012 9/30/2011 Revenue 17.8 18.8 EBITDA 3.8 3.8 Add Back: Net write-down of impaired assets - 1.4 Normalized EBITDA 3.8 5.2 EBITDA Margin 21% 28% Quarter Ended

Global Investment Management ($ in billions) ($ in millions) CAGR 20% CAGR 24% Includes revenue from discontinued operations of $5.5 million for the twelve months ended December 31, 2011. Includes revenue from discontinued operations of $2.4 million for the nine months ended September 30, 2011. Integration of ING REIM businesses substantially complete Performance of combined business in line with expectations CBRE’s co-investments totaled $216.8 million at the end of Q3 2012 Investment Management Carried Interest 1 Asset Management Acquisition, Disposition & Incentive Rental 2 ($ in millions) ($ in millions) Carried Interest 57.1 68.4 94.0 99.3 126.3 259.2 160.8 141.4 195.7 294.0 28.0 101.7 88.7 0.4 19.9 1.5 57.1 68.4 94.0 127.3 228.0 347.9 161.2 141.4 215.6 295.5 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Annual Revenue 11.4 14.4 15.1 17.3 28.6 37.8 38.5 34.7 37.6 94.1 90.4 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Q3 2012 Assets Under Management

Global Investment Management Pro-forma Normalized EBITDA For the three months ended September 30, 2012 and 2011, the Company recorded net carried interest compensation expense pertaining to future periods of $1.6 million and $7.4 million, respectively. For the nine months ended September 30, 2012 and 2011, the Company recorded net carried interest compensation expense pertaining to future periods of $2.3 million and $13.7 million, respectively. As of September 30, 2012, the Company maintained a cumulative remaining accrual of such compensation expense of approximately $42 million, which pertains to anticipated future carried interest revenue. Includes EBITDA from discontinued operations of $1.9 million for the nine months ended September 30, 2011. Calculation includes EBITDA and revenue from discontinued operations for the nine months ended September 30, 2011. Three Months Ended September 30, Nine Months Ended September 30, ($ in millions) 2012 2011 2012 2011 EBITDA 1 22.6 6.1 77.9 14.6 Add Back: Integration and other costs related to acquisitions 14.2 9.4 33.3 21.7 Write-down of investments - 4.5 - 4.5 Normalized EBITDA 1 36.8 20.0 111.2 40.8 Net accrual of incentive compensation expense related to carried interest revenue not yet recognized 1.6 7.4 2.3 13.7 Pro-forma Normalized EBITDA 1 38.4 27.4 113.5 54.5 Pro-forma Normalized EBITDA Margin 2 34% 35% 32% 29%

Mandatory Amortization and Maturity Schedule $ millions $700.0 million revolver facility matures in May 2015. As of September 30, 2012, the outstanding revolver balance was $72.7 million. As of September 30, 2012 1 Global Cash Revolver Available 1,319 17 71 76 373 424 458 378 370 350 - 250.0 500.0 750.0 1,000.0 1,250.0 1,500.0 Q3 2012 2012 2013 2014 2015 2016 2017 2018 2019 2020 Term Loan A Term Loan A - 1 Term Loan B Term Loan C Term Loan D Sr. Subordinated Notes Sr. Unsecured Notes Revolver Current Liquidity

Capitalization Excludes $66.9 million and $208.1 million of cash in consolidated funds and other entities not available for Company use at September 30, 2012 and December 31, 2011, respectively. Net of original issue discount of $9.9 million and $11.0 million at September 30, 2012 and December 31, 2011, respectively. Represents notes payable on real estate in Development Services that are recourse to the Company. Excludes non-recourse notes payable on real estate of $352.0 million and $359.3 million at September 30, 2012 and December 31, 2011, respectively. Excludes $458.3 million and $713.4 million of aggregate warehouse facilities at September 30, 2012 and December 31, 2011, respectively. ($ in millions) 9/30/2012 12/31/2011 Variance Cash 1 709.4 885.1 (175.7) Revolving credit facility 72.7 44.8 27.9 Senior secured term loan A 280.0 306.2 (26.2) Senior secured term loan A-1 279.3 285.1 (5.8) Senior secured term loan B 294.0 296.3 (2.3) Senior secured term loan C 395.0 398.0 (3.0) Senior secured term loan D 395.0 398.0 (3.0) Senior subordinated notes 2 440.1 439.0 1.1 Senior unsecured notes 350.0 350.0 - Notes payable on real estate 3 13.6 13.6 - Other debt 4 9.1 0.1 9.0 Total debt 2,528.8 2,531.1 (2.3) Stockholders' equity 1,340.4 1,151.5 188.9 Total capitalization 3,869.2 3,682.6 186.6 Total net debt 1,819.4 1,646.0 173.4 As of

Business Outlook We believe that the cyclical recovery in commercial real estate is continuing despite the pause in Q3 2012 Outsourcing is expected to deliver solid, consistent growth Transaction activity should follow confidence levels with regard to global economic recovery and employment growth Investment management comparisons will show a smaller benefit from the ING REIM acquisitions in Q4 2012, since they were largely included in Q4 2011 results We continue to expect solid improvement in normalized EBITDA margins for the full year 2012 We now expect full-year 2012 normalized EPS in the range of $1.15 to $1.20 per diluted share

GAAP Reconciliation Tables

Reconciliation of Normalized EBITDA to EBITDA to Net Income ($ in millions) 2012 2011 Normalized EBITDA 195.3 $ 194.8 $ Adjustments: Cost containment expenses 17.5 - Integration and other costs related to acquisitions 14.2 9.9 Write-down of impaired assets - 5.9 EBITDA 163.6 179.0 Add: Interest income 1.9 2.5 Less: Depreciation and amortization 40.1 31.3 Interest expense 43.7 39.1 Non-amortizable intangible asset impairment 19.8 - Provision for income taxes 22.2 47.3 Net income attributable to CBRE Group, Inc. 39.7 63.8 Revenue 1,557.1 $ 1,534.5 $ Normalized EBITDA Margin 12.5% 12.7% Three Months Ended September 30,

Reconciliation of Net Income to Net Income, As Adjusted ($ in millions, except for per share data) 2012 2011 Net income attributable to CBRE Group, Inc. 39.7 $ 63.8 $ Non-amortizable intangible asset impairment, net of tax 15.0 Cost containment expenses, net of tax 13.5 - Integration and other costs related to acquisitions, net of tax 10.7 8.4 Amortization expense related to ING REIM and TCC customer relationships acquired, net of tax 4.7 1.9 Write-down of impaired assets, net of tax - 3.6 Net income attributable to CBRE Group, Inc., as adjusted 83.6 $ 77.7 $ Diluted income per share attributable to CBRE Group, Inc., as adjusted 0.26 $ 0.24 $ Weighted average shares outstanding for diluted income per share 327,309,341 323,714,703 Three Months Ended September 30,